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                                                                  EXHIBIT 1
                              THIRD AMENDMENT TO
                           EMPLOYEES SAVINGS PLAN OF
                          COMMONWEALTH ENERGY SYSTEM
                           AND SUBSIDIARY COMPANIES,
                AS AMENDED AND RESTATED AS OF JANUARY 1, 1993,
                        EFFECTIVE AS OF JANUARY 1, 1997

WHEREAS, the Employees Savings Plan of Commonwealth Energy System and Subsidiary Companies (the "Plan") was originally established effective September 1, 1962, amended from time to time, was restated in its entirety as of December 1, 1975, as of January 1, 1979, as of May 11, 1981, as of
January 1, 1984, as of January 1, 1985, as of January 1, 1989 and as of January 1, 1993 and was amended by a First Amendment effective as of October 1, 1994 and a Second Amendment effective as of April 1, 1996; and

WHEREAS, Section 14.01 of the Plan gives Commonwealth Energy System ("the System") the right to further amend said Plan;

NOW, THEREFORE, in consideration of the premises and of the covenants contained herein, the System does hereby covenant and agree that the Plan shall be amended in accordance with the following provisions effective as of January 1, 1997.

1. Section 5.02 is hereby deleted in its entirety and a new Section 5.02 is added to read as follows:

      "5.02 Modification of Pay Deferral Agreement. A Member may alter the percentage of pay deferral as of the first (1st) day of any calendar month by notifying the Plan Trustee of such change by the fifteen (15th) day of the preceding calendar month."

2. Section 5.03 is hereby deleted in its entirety and a new Section 5.03 is added to read as follows:

      "5.03 Suspension of Pay Deferral Agreement. A Member may suspend the contributions to the Plan made as a result of his Pay Deferral Agreement as of the first (1st) day of any calendar month by notifying the Plan Trustee of such suspension on or before the fifteenth (15th) day of the preceding calendar month. Each Inactive Member or Former Member eligible to become a Member may reinstate his Pay Deferral Agreement as of the first (1st) day of a calendar month by notifying the Plan Trustee on or before the fifteenth (15th) day of the preceding calendar month."

3. Section 5.04 is hereby deleted in its entirety and a new Section 5.04 is added to read as follows:

      "5.04 Initiation and Reinstitution of Pay Deferral Agreement. Each member may enter into a Pay Deferral Agreement as of the first day of any calendar month by notifying his Participating Company in writing on or before the fifteenth (15th) day of the preceding calendar month. Each Inactive Member or Former Member eligible to become a Member may reinstate his Pay Deferral Agreement as of the first (1st) day of a calendar month by notifying the Plan Trustee on or before the fifteenth
      (15th) day of the preceding calendar month."

4. Section 8.09 is hereby amended by deleting the words "in Shares" as appears in line four and substituting the words "in cash, in Shares, or in any proportionate amount of each as the Savings Plan Board shall direct the Plan Trustee to distribute such amounts."

5. Section 9.01 is hereby amended by deleting the words "Calendar Quarter" as appears on line four and substituting the words "as of the first
      (1st) day of a calendar month" and by deleting the words "Notification Date immediately prior to the first day of the Calendar Quarter" as appears on line six and line seven and substituting therein the words "fifteenth (15th) day of the preceding calendar month."
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6.    Section 9.032(d)(i) is hereby amended by deleting the words "Calendar
      Quarter" as appears on line three and substituting therein the words "calendar month."

IN WITNESS WHEREOF, Commonwealth Energy System, Cambridge Electric Light Company, Canal Electric Company, Commonwealth Gas Company, COM/Energy Services Company and Commonwealth Electric Company have caused this Amendment No. 3 to be duly executed in their name and on their behalf, this 25th day of November, 1996, effective as of the date first set forth herein.

                              COMMONWEALTH ENERGY SYSTEM*
                              CAMBRIDGE ELECTRIC LIGHT COMPANY
                              CANAL ELECTRIC COMPANY
                              COMMONWEALTH GAS COMPANY
                              COM/ENERGY SERVICES COMPANY
                              COMMONWEALTH ELECTRIC COMPANY

                              By    W. G. POIST
                                    W. G. Poist
                                    President of Commonwealth Energy System
                                    and Chairman of its Subsidiary Companies


                              By    M. P. SULLIVAN
                                    M. P. Sullivan
                                    Secretary of Commonwealth Energy System
                                    and Clerk of its Subsidiary Companies

* The name "Commonwealth Energy System" means the trustees for the time being (as trustees but not individually) under a declaration of Trust dated December 31, 1926, as amended, which is hereby referred to, and a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of said System binds only the trust estate, and no shareholder, director, trustee, officer or agent assumes, or shall be held to, any liability by reason therefore.